UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 7, 2007

Limited Brands, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-8344		31-1029810
(Commission File Number)		(IRS Employer Identification No.)

Three Limited Parkway Columbus, OH		43230
(Address of Principal Executive Offices)		(Zip Code)

(614) 415-7000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)	Leonard A. Schlesinger resigned from the board of directors of Limited Brands, Inc. (the “Company”) and as Vice Chairman and Chief Operating Officer of the Company effective September 7, 2007. Mr. Schlesinger’s resignation as an associate of the Company is effective November 2, 2007. The press release dated July 30, 2007, announcing Mr. Schlesinger’s intention to resign was attached as Exhibit 10.1 to the Company’s current report on Form 8-K filed with the Commission on July 31, 2007.

(e)	The resignations described above are set forth in a separation agreement between the Company and Mr. Schlesinger, a copy of which will be filed as an exhibit to the Company’s quarterly report on Form 10-Q for the period ended August 4, 2007. Such agreement includes the following material provisions:

	•	Following his termination of employment with the Company on November 2, 2007, Mr. Schlesinger will continue to receive his current bi-weekly base salary for a period of two years;

•
Mr. Schlesinger will continue to receive medical and dental benefits under Company’s plans until the earlier of May 2, 2009 or the day that he is entitled to receive similar benefits from another employer.  The Company also agreed to make a premium payment on a life insurance policy covering Mr. Schlesinger, together with certain tax-equalization payments;

•
Mr. Schlesinger will receive all benefits under the Company’s deferred compensation plans and under his employment agreement as to which he is vested as of November 2, 2007, and will receive his incentive compensation payments, if any, for the fall 2007 season in March 2008, and for the spring 2008 season in September 2008.  Subject to Mr. Schlesinger’s compliance with his non-competition covenant, he will vest in all stock option and restricted stock grants scheduled to vest through April 1, 2008;

	•	The Company will purchase Mr. Schlesinger’s home in New Albany, Ohio and provide relocation benefits to him, in each case under the Company’s relocation policy;

	•	Mr. Schlesinger agreed to a general release of the Company and its affiliates, directors, officers and employees, and not to disparage the Company or its employees; and

	•	Mr. Schlesinger also agreed not to compete, directly or indirectly, with the Company or solicit any of the Company’s employees or affiliates, in each case through April 1, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMITED BRANDS, INC.

	By:	/s/ Douglas L. Williams
	Name:	Douglas L. Williams
Date: September 10, 2007	Title:	Senior Vice President and General Counsel